UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2018, StoneMor Partners L.P. (the “Partnership”) received a notice from NYSE Regulation, Inc. (the “NYSE”) indicating that the Partnership is not currently in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”). The Partnership had noted in a press release issued on March 29, 2018 that it expected to receive this notice.

The Partnership previously filed a Form 12b-25 with the U.S. Securities and Exchange Commission (the “SEC”) on March 19, 2018 to extend the due date for its 2017 Form 10-K from March 16, 2018, the date on which such report initially was due, to April 2, 2018. As previously disclosed, the time needed to complete the filing of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Form 10-Q Reports for the first three quarters of 2017 had impacted the preparation of the 2017 Form 10-K. As a result, the Partnership was unable to file the 2017 Form 10-K by April 2, 2018.
In accordance with NYSE procedures, the Partnership has contacted the NYSE to discuss the status of the 2017 Form 10-K and issued the March 29, 2018 press release that, among other matters, discussed the filing delinquency. As set forth in the notice, under NYSE rules, the Partnership will have six months from March 16, 2018 to file the 2017 Form 10-K with the SEC. The Partnership can regain compliance with the NYSE’s continued listing requirements at any time during this six-month period by filing the 2017 Form 10-K with the SEC. The Partnership intends to file the 2017 Form 10-K as soon as reasonably practicable. If the Partnership fails to file the 2017 Form 10-K within this six-month period, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Partnership to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant. Under NYSE rules, the Partnership’s common units will remain listed on the NYSE under the symbol “STON” with an “LF” indicator to signify late filing status.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 4, 2018, the Board of Directors (the “Board”) of StoneMor GP LLC (the “General Partner”), the general partner of the Partnership, re-elected Allen R. Freedman and Howard L. Carver as directors, to serve until the earlier to occur of the filing by the Partnership of the 2017 Form 10-K with the SEC or the close of business on May 1, 2018. Messrs. Freedman and Carver had previously served as members of the Board and its Audit Committee until April 2, 2018, and the Board concluded that it was in the best interests of the General Partner and the Partnership to re-elect them to the Board for this interim period.
Mr. Freedman, age 78, served on the Board from the Partnership’s formation in April 2004 until April 2, 2018, and had served as a director of Cornerstone Family Services, Inc. from October 2000 through April 2004. Mr. Freedman is a graduate of Tufts University and the University of Virginia School of Law. In addition to serving on boards of public companies, Mr. Freedman is a private investor. Mr. Freedman retired in July 2000 from his position as Chairman and Chief Executive Officer of Fortis, Inc., a specialty insurance company that he started in 1979. He continued to serve on the board of Assurant, Inc. (successor to Fortis, Inc.) until May of 2011. He was previously Chairman of the Board of Systems & Computer Technology Corporation until 2004 and Indus, Inc. until 2007. He retired as a trustee of the Eaton Vance Mutual Funds Group in 2014, where he served on the Governance and Portfolio Management Committees. Mr. Freedman has served on the board of a number of charitable organizations including the Philadelphia Orchestra, the United Way of New York and the board of Opera America, the service organization for over 100 opera companies in the United States, Canada and Europe. He currently serves on the Investment Committee of Phi Beta Kappa Society. He is also a founding director of the Association of Audit Committee Members, Inc. Mr. Freedman brings to the Board extensive financial and operational experience, knowledge of audit practices, and investment and risk management expertise, as well as leadership skills and strategic advice.
Mr. Carver, age 73, served on the Board from August 2005 until April 2, 2018. Mr. Carver retired in June 2002 from Ernst & Young, LLP. During his 35-year career with the firm, Mr. Carver held a variety of positions in six U.S. offices, culminating with the position of managing partner responsible for the operation of the Hartford, Connecticut office. Since June 2002, Mr. Carver has served on the boards of directors of Assurant, Inc. (formerly Fortis, Inc.) (“Assurant”) and Phoenix National Trust Company (until its sale in April 2004) and was the chair of the Audit Committee for both boards. He currently serves as the Chair of Assurant’s Nominating and Corporate Governance Committee and is a

member of its Audit Committee. Effective January 2012, Mr. Carver was appointed to the Audit Committee of Pinnacol Assurance (“Pinnacol”), the workers’ compensation facility for the State of Colorado, and in January 2013 he was appointed to Pinnacol’s board by the Governor of Colorado and currently serves as Chair of the Board and Chair of Pinnacol’s Executive Committee. Mr. Carver brings to the Board extensive financial, accounting and audit practices expertise, a keen understanding of financial controls and systems and a significant risk management and governance background.
In connection with the re-election of Messrs. Freedman and Carver to the Board, the Board also reconstituted the Audit Committee to consist of Stephen J. Negrotti (Chair), Patricia D. Wellenbach, Martin R. Lautman, Ph.D. and Messrs. Freedman and Carver. Messrs. Freedman and Carver are not expected to serve on any other Board committees, and will participate in the General Partner’s standard independent director compensation program.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, including, but not limited to, the Partnership’s expectations with respect to the timing of the filing of the 2017 Form 10-K with the SEC, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, including, without limitation, risks relating to the following: the difficulty of predicting the timing of the completion of the Partnership’s financial statements for the year ended December 31, 2017 to be included in the 2017 Form 10-K and the audit thereof by the Partnership’s registered independent public accounting firm; the Partnership’s ability to file its 2017 Form 10-K within the six-month period prescribed by NYSE procedures and the consequences thereof; litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; the Partnership’s ability to maintain an effective system of internal controls and disclosure controls, and other risks described in the Partnership’s filings with the SEC. Except as required under applicable law, the Partnership assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2018	STONEMOR PARTNERS L.P. By: StoneMor GP LLC its general partner
By: /s/ Austin K. So Austin K. So General Counsel, Chief Legal Officer & Secretary